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                                                                  Exhibit 99.6


                                ESCROW AGREEMENT

         This ESCROW AGREEMENT (this "Agreement") is dated as of the 19th day of February, 2002, by and among I-Many, Inc., a Delaware corporation (the "Company"), the persons named below as "Purchasers" (the "Purchasers"), and Hale and Dorr LLP, as escrow agent. The Company and the Purchasers are sometimes referred to herein, collectively, as the "Interested Parties." The Interested Parties acknowledge that Hale and Dorr is acting as escrow agent on an interim basis at the request of and for the convenience of both of the Interested Parties, and the Interested Parties agree to use commercially reasonable efforts to establish other mutually agreed escrow arrangements as promptly as practicable.

         WHEREAS, the Company and the Purchasers have entered into an agreement of even date (the "Securities Purchase Agreement") pursuant to which the Purchasers have purchased Securities, including the Preferred Stock and Warrants; and

         WHEREAS, the Company and the Purchasers wish to engage the Escrow Agent to act, and the Escrow Agent is willing to act, as escrow agent hereunder and, in that capacity, to hold, administer and distribute the amounts deposited in escrow hereunder in accordance with, and subject to, the terms of this Agreement;

         NOW THEREFORE, for valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

SECTION 2. DEPOSIT OF ESCROW FUNDS OR PROPERTY.

         On the date hereof, (i) the Purchasers shall deposit with the Escrow Agent in immediately available funds the aggregate amount of $17,000,000 (the "Escrow Funds"), and (ii) the Company shall deliver to the Escrow Agent the shares of Preferred Stock and Warrants listed on the attached SCHEDULE A (the "Escrow Shares"), and the Escrow Agent shall hold and administer the Escrow Funds and the Escrow Shares (said Escrow Funds, together with any investment income received by the Escrow Agent from the investment thereof from time to time pursuant to Section 4 below, and said Escrow Shares, together with any dividends and other distributions therefrom or proceeds thereof received by the Escrow Agent, are collectively referred to as the "Escrow Property") subject to the terms of this Agreement. The Escrow Agent agrees to hold the Escrow Funds in an account (the "Escrow Account"), and to administer the Escrow Property, in accordance with the terms of this Agreement.

SECTION 3. CLAIMS AND PAYMENT; RELEASE FROM ESCROW.

         (a) If a Registration Statement covering the resale of the Underlying Shares has not been declared effective by the Commission by the Effectiveness Date (as defined in the Registration Rights Agreement), then the Purchasers and the Company shall countersign and deliver to the Escrow Agent a copy of a written notice sent either by a Purchaser or by the

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Company to the other requiring the redemption of all (but not less than all) of the Preferred Stock then held by the Purchasers (if such a notice has been sent). Such notice shall direct the Escrow Agent to deliver (i) the Escrow Funds to the Purchasers pro rata in accordance with their ownership of Preferred Stock, and (ii) the Shares and the Warrants to the Company. Upon the receipt of such notice, the Escrow Agent shall deliver the Escrow Funds, the Shares and the Warrants as aforesaid by the close of business on the 2nd Trading Day following the date on which such copy of the notice is delivered.

         (b) If the Escrow Agent shall not have received a Holder Conversion Notice from each Purchaser or a Company Conversion Notice on or prior to 6:30 p.m. (New York City time) on the fifth Trading Day following the Settlement Date (which such Settlement Date the Interested Parties shall mutually confirm in writing to the Escrow Agent once known), the Escrow Agent shall deliver (i) the Escrow Funds to the Purchaser or Purchasers from whom a Holder Conversion Notice was not received pro rata in accordance with their ownership of Preferred Stock on the date of this Agreement), and (ii) the Shares and the Warrants to the Company. The Escrow Agent shall deliver the Escrow Funds, the Shares and the Warrants as aforesaid by the close of business on the 2nd Trading Day following the later of (i) the fifth Trading Day following the Settlement Date or (ii) the day on which the Interested Parties give the Escrow Agent written notice confirming the Settlement Date).

         (c) If the Escrow Agent shall have received a Holder Conversion Notice from one or more Purchasers or a Company Conversion Notice prior to the end of the fifth Trading Day following the Settlement Date (which such Settlement Date the Interested Parties shall mutually confirm in writing to the Escrow Agent once known), and the Company shall have delivered to the Escrow Agent a certificate for the number of Underlying Shares being acquired upon the conversion of shares of Preferred Stock pursuant to each such Holder Conversion Notice or Company Conversion Notice (the "Common Stock certificate") (along with a calculation showing the number of shares of Preferred Stock being converted), the Escrow Agent shall prior to the close of business on 2nd Trading Day following the delivery of such Common Stock certificate, deliver (i) the Escrow Funds to the Company and, (ii) the Common Stock certificate and the Warrants to the Purchasers so converting pro rata in accordance with their ownership of Preferred Stock; provided, however, that in the event that the aggregate number of Underlying Shares that would be issued to the Holders as a result of such conversion notices exceeds 3,000,000 shares (as reflected in a written summary signed by the Interested Parties), the excess of such number of shares over 3,000,000 shall be returned to the Company, and the Escrow Agent shall distribute to the Purchasers pro rata in accordance with their ownership of Preferred Stock (immediately prior to such conversion) Escrow Funds equal to the Stated Value of the Preferred Shares convertible into such excess Underlying Shares.

SECTION 4. INVESTMENT OF FUNDS.

         (a) The Escrow Agent shall invest the Escrow Property in a non-interest bearing account or in a federally-insured money market account (subject to any limitations on insurance thereon).

         (b) Subject to paragraph 4(a), the Escrow Agent shall have no obligation or duty to invest the Escrow Property. All earnings received from the investment of the Escrow Property shall be credited to, and shall become a part of, the Escrow (and any losses on such investments


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shall be debited to the Escrow Account). The Escrow Agent shall have no liability for any investment losses, including without limitation any market loss on any investment liquidated prior to maturity in order to make a payment required hereunder.

         (c) The Interested Parties agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrow Property in any tax year shall to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Agreement during such tax year, be reported as allocated to such person or entity.

         (d) The Interested Parties hereto agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8 BEN, in case of non-U.S. persons) to the Escrow Agent upon the execution and delivery of this Agreement. The Interested Parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Escrow Property.

SECTION 5. CONCERNING THE ESCROW AGENT.

         (a) Each Interested Party acknowledges and agrees that the Escrow Agent
(i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which is ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility or duty to make inquiry as to or to determine the genuineness, accuracy or validity thereof (or any signature appearing thereon), or of the authority of the person signing or presenting the same, and (v) may consult counsel satisfactory to it, including Hale and Dorr LLP, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

         (b) The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.


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         (c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subescrow agent was caused by the Escrow Agent's own gross negligence or willful misconduct in breach of this Agreement.

         (d) The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or such affiliate is acting as a subagent of the Escrow Agent or for any third person or dealing as principal for its own account.

         (e) Notwithstanding any term appearing in this Agreement to the contrary, in no instance shall the Escrow Agent be required or obligated to distribute any Escrow Property (or take other action that may be called for hereunder to be taken by the Escrow Agent) sooner than two (2) Trading Days after (i) it has received the applicable documents required under this Agreement in good form, or (ii) passage of the applicable time period (or both, as applicable under the terms of this Agreement), as the case may be.

         (f) Unless and except to the extent otherwise expressly set forth herein, all deposits and payments hereunder, or pursuant to the terms hereof, shall be in U.S. dollars.

SECTION 6. COMPENSATION, EXPENSE REIMBURSEMENT AND INDEMNIFICATION.

         (a) Each of the Interested Parties agrees, jointly and severally, to reimburse the Escrow Agent on demand for all costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder. Subject to the preceding sentence, the Company agrees that if Hale and Dorr LLP resigns as Escrow Agent hereunder and any successor escrow agent charges fees and expenses for its services hereunder, the Company will pay such fees and expenses.

         (b) Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence, or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

         (c) Notwithstanding anything herein to the contrary, the Escrow Agent shall have and is hereby granted a possessory lien on and security interest in the Escrow Property, and all proceeds thereof, to secure payment of all amounts owing to it from time to time hereunder, whether now


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existing or hereafter arising. The Escrow Agent shall have the right to deduct from the Escrow Property, and proceeds thereof, any such sums, upon one Business Day's notice to the Interested Parties of its intent to do so.

SECTION 7. TAX INDEMNIFICATION.

         Each of the Interested Parties agrees, jointly and severally, (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Property or performance of other activities under this Agreement, (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with, on account of or relating to the Escrow Property, the management established hereby, any payment or distribution of or from the Escrow Property pursuant to the terms hereof or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

SECTION 8. RESIGNATION.

         (a) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving ten (10) days' prior written notice of resignation to the Company and the holders of a majority of the shares of Preferred Stock (the "Majority Purchasers"). Prior to the effective date of the resignation as specified in such notice, the Company will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Property to a bank or trust company that it selects as successor to the Escrow Agent hereunder subject to the consent of the Majority Purchasers (which consent shall not be unreasonably withheld or delayed); provided however, that the Company's stock transfer agent and State Street Bank and Trust Company are hereby deemed to be acceptable to the Interested Parties. If no successor escrow agent is so named, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent. The parties agree to negotiate and consider in good faith any changes to this Agreement reasonably requested by such successor agent.

         The Interested Parties acknowledge that Hale and Dorr LLP provides legal services to the Company, and that nothing herein (including the appointment of Hale and Dorr as Escrow Agent hereunder) shall be deemed to constitute a conflict of interest that precludes Hale and Dorr's representation of the Company in the future, including as to the Agreement and other matters between the Company and the Purchasers.


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SECTION 9. DISPUTE RESOLUTION.

         It is understood and agreed that, should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Property, or should any claim be made upon the Escrow Agent or the Escrow Property by a third party, the Escrow Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of said Escrow Property until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Property.

SECTION 10. CONSENT TO JURISDICTION AND SERVICE.

         Each of the Interested Parties hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against the Interested Parties (or any of them) by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with Section 13 hereof.

SECTION 11. WAIVER OF JURY TRIAL.

         THE ESCROW AGENT AND THE INTERESTED PARTIES HEREBY WAIVE A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THEM OR THEIR SUCCESSORS OR ASSIGNS, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF ITS PROVISIONS OR ANY NEGOTIATIONS IN CONNECTION HEREWITH.

SECTION 12. FORCE MAJEURE.

         The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

SECTION 13. NOTICES; WIRING INSTRUCTIONS.

         Any notice permitted or required hereunder shall be in writing, and shall be sent (i) by personal delivery, overnight delivery by a recognized courier or delivery service, or (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iii) by confirmed telecopy accompanied by mailing of the original on the same day by first class mail, postage prepaid, in each case the Interested Parties at their address set forth in the Agreement (or to such other address as any such party may hereafter designate by written notice to the other parties), and to the Escrow Agent at 60 State Street, Boston, MA 02109, attention: Jeffrey A. Stein.


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SECTION 14. MISCELLANEOUS.

         (a) BINDING EFFECT; SUCCESSORS. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns. If the Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Escrow Agent.

         (b) MODIFICATIONS. This Agreement may not be altered or modified without the express written consent of the Company, the Majority Purchasers and the Escrow Agent. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion. Notwithstanding any other provision hereof, consent to an alteration or modification of this Agreement may not be signed by means of an e-mail address.

         (c) GOVERNING LAW. THIS ESCROW AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         (d) COUNTERPARTS. This Escrow Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the 19th day of February, 2002.

                                      FIRST INVESTORS HOLDING CO., INC.


                                      By: /s/ Kenneth L. Henderson
                                          -------------------------------------
                                          Title: Attorney-in-fact
                                          Name:  Kenneth L. Henderson




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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the 19th day of February, 2002.

                                      PINE RIDGE FINANCIAL INC.


                                      By: /s/ Kenneth L. Henderson
                                          -------------------------------------
                                          Title: Attorney-in-fact
                                          Name:  Kenneth L. Henderson




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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the 19th day of February, 2002.

                                      [Purchaser]


                                      By:
                                          -------------------------------------
                                          Title:
                                          Name:



                                      I-many, Inc.


                                      By: /s/ A. Leigh Powell
                                          -------------------------------------
                                          Title: CEO
                                          Name:  A. Leigh Powell


                                      Hale and Dorr LLP


                                      By:
                                          -------------------------------------
                                          Title:
                                          Name:




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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the 19th day of February, 2002.

                                      [Purchaser]


                                      By:
                                          -------------------------------------
                                          Title:
                                          Name:



                                      I-many, Inc.


                                      By:
                                          -------------------------------------
                                          Title:
                                          Name:


                                      Hale and Dorr LLP


                                      By: /s/ Jeffrey A. Stein
                                          -------------------------------------
                                          Title:
                                          Name:  Jeffrey A. Stein




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                                   Schedule A

                              List of Escrow Shares


1. Certificate Number 1 for 919 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share, purchased by First Investors Holding Co., Inc.

2. Certificate Number 2 for 781 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share, purchased by Pine Ridge Financial Inc.

3. Warrant No. FIHC-3, for shares of the Company's Common Stock.

4. Warrant No. PRFI-3, for shares of the Company's Common Stock.


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